S&T Bancorp, Inc.									Page 1 of 3
Consolidated Selected Financial Data
December 31, 2002
(Dollars in thousands, except per share data)

	2001				2002
	March	June	September	December	March	June	September	December	December	December
For the period:	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	2002	2001

Interest Income (FTE)	$44,911	$43,735	$41,792	$39,202	$36,992	$37,423	$38,607	$41,114	$154,136	$169,640
Interest Expense	21,560	20,272	18,640	16,241	14,473	14,147	13,826	13,854	56,300	76,713
Net Interest Income (FTE)	23,351	23,463	23,152	22,961	22,519	23,276	24,781	27,260	97,836	92,927

Provisions For Loan Losses	1,000	2,000	850	1,150	1,000	1,500	2,300	3,000	7,800	5,000
Net Interest Income
After Provisions (FTE)	22,351	21,463	22,302	21,811	21,519	21,776	22,481	24,260	90,036	87,927

Securities Gains, Net	1,424	2,499	4,268	1,499	1,752	1,722	2,168	1,428	7,070	9,690

Service Charges and Fees	1,715	1,765	1,888	1,932	1,772	1,909	2,238	2,482	8,401	7,300
Wealth Management	1,299	1,268	1,128	1,246	1,248	1,433	1,340	1,349	5,372	4,941
Other	2,010	2,256	2,432	2,598	2,508	2,591	3,203	3,535	11,837	9,295

Total Other Income	5,024	5,289	5,448	5,776	5,528	5,933	6,781	7,366	25,610	21,536

Salaries and Employee Benefits	6,436	6,129	6,251	6,282	6,994	6,299	6,700	7,375	27,368	25,098
Occupancy and Equip. Expense, Net	1,512	1,578	1,544	1,418	1,632	1,470	1,627	1,788	6,517	6,052
Data Processing Expense	641	677	677	638	697	695	921	726	3,039	2,632
FDIC Expense	72	71	72	72	71	70	68	80	289	287
Other	3,029	3,337	3,236	3,297	3,084	3,449	3,945	4,073	14,553	12,899

Total Other Expense	11,690	11,792	11,780	11,707	12,478	11,983	13,261	14,042	51,766	46,968

Income Before Taxes and Extraordinary Item	17,109	17,459	20,238	17,379	16,321	17,448	18,169	19,012	70,950	72,185
Taxable Equivalent Adjustment	734	738	730	736	741	751	764	720	2,976	2,938
Applicable Income Taxes	4,725	4,799	5,763	4,775	4,107	4,871	4,988	5,404	19,370	20,062

Net Income before Extraordinary Item	11,650	11,922	13,745	11,868	11,473	11,826	12,417	12,888	48,604	49,185
Extraordinary Item (after-tax)	0	0	1,887	0	0	0	0	0	0	1,887

Net Income	$11,650	$11,922	$11,858	$11,868	$11,473	$11,826	$12,417	$12,888	$48,604	$47,298

Per Common Share Data:

Shares Outstanding	26,960,118	26,893,489	26,776,579	26,646,179	26,520,979	26,639,003	26,510,409	26,584,609	26,584,609	26,646,179
Average Shares Outstanding - Diluted	27,120,228	27,092,674	27,080,643	26,912,388	26,742,806	26,826,265	26,808,027	26,759,655	26,784,198	27,051,060
Net Income - Diluted before Extraordinary Item	$0.43	$0.44	$0.51	$0.44	$0.43	$0.44	$0.46	$0.48	$1.81	$1.82
Net Income - Diluted after Extraordinary Item	$0.43	$0.44	$0.44	$0.44	$0.43	$0.44	$0.46	$0.48	$1.81	$1.75
Dividends Declared	$0.22	$0.23	$0.23	$0.24	$0.24	$0.24	$0.24	$0.25	$0.97	$0.92
Book Value	$10.56	$10.82	$10.88	$11.01	$11.03	$11.25	$11.26	$11.51	$11.51	$11.01
Market Value	$23.14	$25.11	$23.40	$24.28	$25.45	$27.00	$25.18	$25.05	$25.05	$24.28

S&T Bancorp, Inc.								Page 2 of 3
Consolidated Selected Financial Data
December 31, 2002
(Dollars in thousands)
	2001				2002
	March	June	September	December	March	June	September	December
Asset Quality Data:	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q

Nonaccrual Loans/Nonperforming Loans	$3,691	$7,840	$11,603	$8,253	$7,653	$6,248	$9,075	$5,831
Assets acquired through foreclosure
Or repossession	546	541	443	1,711	2,166	2,431	365	2,188
Nonperforming Assets	4,237	8,381	12,046	9,964	9,819	8,679	9,440	8,019
Loan Loss Reserve	27,993	28,451	28,764	26,926	27,853	28,389	29,498	30,138
Nonperforming Loans / Loans	0.23%	0.48%	0.71%	0.50%	0.47%	0.37%	0.46%	0.29%
Loan Loss Reserve / Loans	1.71%	1.73%	1.75%	1.64%	1.72%	1.68%	1.49%	1.51%
Loan Loss Reserve /
Nonperforming Loans	758%	363%	248%	326%	364%	454%	325%	517%
Net Loan Charge-offs	402	1,542	537	2,988	73	964	2,612	2,360
Net Loan Charge-offs
(annualized) /Average Loans	0.10%	0.38%	0.13%	0.72%	0.02%	0.23%	0.59%	0.47%

Balance Sheet (Period-End):

Assets	$2,354,398	$2,363,970	$2,294,868	$2,357,874	$2,362,616	$2,425,854	$2,776,968	$2,823,867
Earning Assets (1)	2,185,844	2,195,954	2,131,929	2,176,629	2,203,077	2,258,635	2,547,907	2,599,205
Securities (1)	493,835	512,338	489,766	533,861	585,317	568,947	566,850	600,312
Loans, Gross	1,638,184	1,649,041	1,642,163	1,642,768	1,617,759	1,689,688	1,981,057	1,998,893
Total Deposits	1,567,006	1,595,572	1,596,400	1,611,317	1,602,308	1,636,266	1,931,458	1,926,119
Non-Interest Bearing Deposits	228,958	236,340	240,157	257,694	261,622	273,317	327,659	330,160
NOW, Money Market & Savings	598,199	604,690	583,849	604,872	608,743	619,661	768,447	768,395
CD's $100,000 and over	132,198	127,162	132,309	116,523	114,774	130,260	172,364	170,862
Other Time Deposits	607,651	627,380	640,085	632,227	617,169	613,028	662,988	656,702
Short-term borrowings	66,670	70,058	76,630	152,282	168,436	189,452	252,551	319,388
Long-term Debt	378,227	353,456	281,256	251,225	251,224	256,225	211,663	211,656
Shareholders' Equity	284,627	290,906	291,349	293,327	292,597	299,709	298,605	306,114

Balance Sheet (Daily Averages):

Assets	$2,311,571	$2,355,230	$2,336,508	$2,325,582	$2,330,748	$2,396,788	$2,510,549	$2,770,040
Earning Assets (1)	2,148,007	2,188,529	2,171,864	2,164,272	2,169,852	2,234,485	2,339,213	2,558,760
Securities (1)	500,196	492,951	492,956	515,276	548,725	580,738	568,953	571,288
Loans, Gross	1,620,031	1,648,775	1,643,499	1,647,140	1,620,521	1,653,663	1,770,260	1,987,472
Deposits	1,531,354	1,578,771	1,597,007	1,598,356	1,598,061	1,624,978	1,711,484	1,919,195
Shareholders' Equity	285,041	291,984	294,918	296,085	294,636	299,290	302,809	306,368

(1) Excludes unrealized gains related to securities available for sale.

S&T Bancorp, Inc.									Page 3 of 3
Consolidated Selected Financial Data
December 31, 2002
(Dollars in thousands, except per share data)

	2001				2002				Year-to-date
	March	June	September	December	March	June	September	December	December	December
Profitability Ratios (annualized):	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	2002	2001

Return on Average Assets	2.04%	2.03%	2.01%	2.02%	2.00%	1.98%	1.96%	1.85%	1.94%	2.03%
Return on Average Shareholders' Equity	16.58%	16.38%	15.95%	15.90%	15.79%	15.85%	16.27%	16.69%	16.15%	16.19%
Yield on Earning Assets (FTE)	8.48%	8.02%	7.63%	7.19%	6.91%	6.72%	6.55%	6.40%	6.64%	7.82%
Cost of Interest Bearing Funds	4.98%	4.56%	4.22%	3.70%	3.37%	3.18%	2.95%	2.68%	3.02%	4.36%
Net Interest Margin (FTE)	4.41%	4.30%	4.23%	4.21%	4.21%	4.18%	4.20%	4.23%	4.21%	4.29%
Efficiency Ratio (FTE)(1)	41.20%	41.01%	41.19%	40.74%	44.49%	41.03%	42.02%	40.55%	41.94%	41.04%

Capitalization Ratios:

Dividends Paid to Net Income	50.89%	49.77%	52.16%	51.89%	55.89%	53.82%	51.48%	49.37%
Shareholders' Equity to Assets (Period End)	12.09%	12.31%	12.70%	12.44%	12.38%	12.35%	10.75%	10.84%
Leverage Ratio (2)	10.62%	10.61%	10.83%	10.98%	11.03%	11.18%	8.87%	8.42%
Risk Based Capital - Tier I (3)	12.28%	12.34%	12.78%	12.69%	12.78%	12.93%	9.77%	9.89%
Risk Based Capital - Tier II (3)	14.52%	14.69%	14.92%	14.89%	14.98%	14.92%	11.45%	11.57%

Other Data:

Shareholders of Record	3,174	3,171	3,174	3,193	3,147	3,127	3,129	3,103
Number of Banking Offices	39	39	40	40	40	40	47	46

Definitions:

(1) Recurring non-interest expense divided by recurring non-interest income plus net interest income, on a fully taxable equivalent basis.
(2) Equity less goodwill to total assets and allowance for loan losses.
(3) Effective October 1, 1998, banking regulators require financial institutions to include 45% of the pretax net unrealized holding gains on available for sale equity securities in Tier 2 capital.